Exhibit 99.2

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Aksys, Ltd. - “Cautionary Statement”Certain of the statements I make during this presentation may constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  These statements are based on the current expectations of management of Aksys and are subject to certain assumptions, risks, uncertainties and changes in circumstances.  Such statements may include, without limitation, statements regarding future events or the future financial performance of Aksys, statements regarding Aksys’ cash consumption and research and development expenses for the fourth quarter of 2006 and future periods, statements regarding the expected capabilities and benefits of the new G-2 system, statements regarding the timeline for the launch of the G-2 system, and other statements with respect to management’s opinion and expectations regarding the business.  Actual results or performance of Aksys may vary materially from those expressed or implied in these statements.  Important factors that could cause differences are contained in Aksys’ filings with the SEC, including the MD&A section in our most recently filed Form 10-Q and Form 10-K.  We expressly disclaim any obligation to revise or update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Aksys Investment Premise In-Center Hemodialysis (3x/week) Has Widely Recognized Clinical and Cost Underperformance Daily Home Hemodialysis is the Solution Extends Life Reduces Total Patient Cost Substantially Improves Quality of Life Early Adoption Happening Now Aksys Has Valuable Assets I.P. Delivering Clinical Differentiation, Ease of Use, and Low Consumable Costs R&D Partner with Distinctive Medical Device Track Record and Complimentary I.P. Learning and Expertise from PHD Experience

New Experienced Management Team and BoD CEO with 10 Years in Dialysis and Healthcare Turnaround Experience Veteran Board Anchored by Leading Shareholder Aksys Generation 2 Machine (G2) Will Solve Clinical and Cost Underperformance Issue Profitably Be Launched into Ripe Market Take Full Advantage of I.P. – Clinical Differentiation and Low Cost Be Delivered Successfully by New Team Aksys Investment Premise

End Stage Renal Disease (ESRD) $15B US Market Causes of ESRD Diabetes High Blood Pressure Obesity Genetics Hemodialysis Patient’s Blood is Filtered Through Artificial Kidneys Controlled by Dialysis Machines Metabolic Toxins are Removed Via Diffusion and Excess Water Via Pressure Differential

Global 1,400,000 Patients Japan 256,000 Patients Europe 346,000 Patients 25% Rest of World 445,000 Patients 32% US 353,000 Patients 25% 18% Hemodialysis 327,000 Patients 93% Global Dialysis Market US 353,000 Patients ($15B) Peritoneal Dialysis 26,000 Patients 7% 7% Annual WW Growth (5% Annual US Growth) *USRDS Projections

US Market Note: Merrill Lynch & Company Estimates; assumes $18,000 Revenue/Avg. Patients. Updated 7/27/06 Home Hemodialysis Market: Poised for a Paradigm Shift $500 Million Market 0 100 200 300 400 500 Revenue ($M) 2006 2007 2008 2009 2010 Year

Daily Home Hemodialysis: Value Proposition Improves Quality of Life Travel and Recovery Time Greatly Reduced Improved Sleep, Appetite, and Diet Clinically Superior to 3X/Week In-Center Treatment B/P Crashes 71% Cramps 76% Irregular heartbeat 90% Heart enlargement 29% Inflammation 42% EPO resistance 46%

AGE 45 - 64 AGE 20 - 44 DAILY HEMODIALYSIS 3/WEEK HD DAILY HEMODIALYSIS 3/WEEK HD 5 10 15 20 25 30 35 40 45 USA POPULATION USA POPULATION YEARS *USRDS 2005 P125 and Company Data USA TRANSPLANT USA TRANSPLANT Daily Hemodialysis Life Expectancy

Home Hemodialysis: Buying Behavior Dialysis Clinics Make Decision to Offer Home Hemodialysis (separate license) Rent Device From Home Hemodialysis Supplier for Patients Doctors and Nurses Triage Patients to Determine Those That Should Be Encouraged to Try Home Hemodialysis Train Home Patients Patients Determine Ability to Treat at Home A Few Patients Aggressively Seek Doctors or Change Clinics to Get Home Hemodialysis . MEDICARE/PRIVATE INSURANCE $ Clinic

Public Policy Changes Would Affect Buying Behavior Some Payers Pay For >3 Treatments Per Week Now Commercial Payers Some Fiscal Intermediaries Economic Benefit of Home Hemodialysis Total Costs Reduced by 17% at Kaiser Permanente of Southern California CMS’ Adjustment of Reimbursement Incentives Benefit Home Hemodialysis Treatment Extras (Drugs, Labs, etc.) Drove Clinic Profit in the Past Movement of Reimbursement from Drugs to Composite Rate Helps Home Hemodialysis Further Reimbursement Changes Likely to Benefit Home Hemodialysis Dialysis Related Pharmaceuticals Bundled into Composite Rate Clear Reimbursement for >3x/wk

AKSYS Turnaround Strategy Focus on Developing G2 Clinically Differentiated (as with PHD) Ease of Use (as with PHD) Plus Transportable More Reliable Lower Cost “Product Development Markets” Maintaining a Few PHD Customers (Clinics) to Develop and Test G2 Minimize PHD Related Expense Facilitate Regulatory Approval

Aksys' New Leadership

NAME	TITLE	PAST EXPERIENCE	CURRENT EXPERIENCE
Howie Lewin	CEO	Former Group VP of Davita (Managed 220 Centers)	CEO - Aksys
Leslie Lake	Chairperson	Former Executive Vice President and managed the liquid investments of Cofinam, External Chief Investment Officer to the Mitchell KaporFamily (founder of Lotus 1-2-3)	Managing Director –Invus Group
Douglass Given	Director	Ph. D. and M.D. (Internal Medicine and Infectious Disease), Former CEO and President of NeoRx, SVP and CTO of Mallinckrodt, CEO of Progenitor, CEO of MercatorGenetics	Partner – Bay City Capital, Chairman, Via Pharmaceuticals
Tim Mayleben	Director	Former COO and CFO of Esperion Therapeutics (Acquired by Pfizer for $1.3B in 2003)	Consultant EIMA Advisors, Director - NightHawk Radiology, Director - Aastrom Biosciences
Rosemary Mazanet	Director	Ph.D. and M.D. (Internal Medicine and Oncology/ Hematology), Former Director of Clinical Research at Amgen, Former CSO and General Partner of Oracle Partners	CEO – Breakthrough Therapeutics, Acting CEO and Director – Access Pharmaceuticals
Gretchen Piller	Director	Former Partner and Portfolio Manager at Croesus Capital Management and Vice President and Portfolio Manager at Putnam Investments	Managing Director – Torrey Associates LLC

Aksys’ G2 Team Howie Lewin; CEO Aksys Managed 220 Dialysis Centers as Group Vice President for DaVita Executed Turn-Around of Multiple Healthcare Businesses 10 Years Experience in Dialysis Rod Kenley; Founder, SVP Advanced Development Aksys Architect of Aksys I.P. Engineered Baxter’s “Homechoice” PD Cycler 30 Years Experience in Dialysis Dean Kamen; Founder and CEO DEKA Engineer of the Year in 1994 Commercially Successful Medical Innovations: Baxter’s “Homechoice” PD Cycler Intravascular Stent Therakos UVAR XTS System To Treat Cutaneous T-Cell Lymphoma Auto Syringe

Aksys PHD System Automates time-consuming manual functions Set-up Priming Dialysis Rinsing Disinfection No chemicals; hot water Includes integrated water purification Clean-in-place blood circuit Reduces inflammatory cascade Improves outcomes Lower cost to operate Lower utilization cost allows 5-7x per week Fixed cost Produces the ONLY injectable-quality dialysate Regular backflushes (Hemodiafiltration)

Note: Conventional In-Center Machine Dialysis Given Daily N=2835, Aksys PHD Machine Dialysis Given Daily N =1648 Aksys Technology: Provides Clinically Superior Outcomes 0% 2% 4% 6% 8% 10% 12% 14% Hypotension P<0.001 Arrhythmia P<0.0001 Cramps P=0.016 Headache P=0.004 Nausea P=0.12 Backache P=0.002 Access- Problems P<0.0001 In-Center Machine Daily Aksys PHD Daily

Positive Patient Feedback Patients “Feel Better” with Aksys PHD System “Since getting on the PHD, I have been skiing, learned to water ski and scuba dive, been enduro motorcycling and done my first triathlon again since starting dialysis. I am going to be the first British athlete to enter the European Dialysis and Transplant Games in August this year.” Won 6 Medals at EU Dialysis and Transplant Games Physiology of a Transplant Patient Not a Dialysis Patient

Aksys’ Generation 2 Machine All the Advantages of the PHD and: Smaller Transportable Lighter Quieter More Reliable Low Cost to: Manufacture Install Maintain

G2 Will Be A Breakthrough Device Design and Development Partnership with DEKA Dean Kamen and Rod Kenley previously teamed-up on Baxter’s “HomeChoice” Created the APD Market and Achieved 92% Market Share Collaboration Focused on Reliable and Low Cost Design Proven Intellectual Property DEKA’s I.P. Fluid Management Valving Technology Aksys’ I.P. Hot Water Disinfection Clean-in-Place Blood Circuit Auto-Prime, Auto-Rinseback Major Subsystems Already “Market Validated”

G2 Improvements

PHD

- **Manufacturing**
  - 100+ hours assembly time
- **Service**
  - In-home repairs
  - ~510 unique parts
  - ~350 parts contact fluid and see high temperatures
- **Home Installation ($1000 to $2500)**
  - Plumber Required
  - Electrician Required
  - Professionally Installed

G2

- **Manufacturing**
  - 20 hours assembly time
- **Service**
  - Depot repair
  - ~175 unique parts
  - ~10 contact fluid and/or see high temperatures
- **Home Installation**
  - Customer install
  - Drop shipment
  - Nominal cost if Municipal Water
  - 15A breaker w/o GFCI

G2’s Advantages Will Stimulate Demand Cost of Consum-ables Fresenius 2008K @home NxStage System One AKSYS PHD AKSYS G2 Reliability Portability Cost to Make Cost to Clinic Ease of Use Bio-compati-bility Safety

G2 Will Be The Cost Leader *Chart Reflects Total Cost Including Hardware, Disposables, Service and Financing 53% 29% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% PHD - 2006 G2 @ Launch G2 @ Scale

 Date Completed Non-form Prototype Integrated Prototype 9/06 Survival data published in Hemodialysis International 4Q06 Complete full cycle testing 1Q07 Data presentations at Annual Dialysis Conference 1Q07 In-form prototype completed 2Q07 Submission of data on inflammation from 2Q07 biocompatibility study to scientific association Complete full cycle testing of in-form prototype 3Q07 Complete manufacturing strategy 4Q07 Data presentation comparing outcomes between Pending Aksys PHD and NxStage from Lincoln Dialysis Center (Nebraska) 2006-2007 Milestones

Aksys Reorganization Path to G2



$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$6.3m
$4.9m
$5.0m
$4.23m
$4.75m
$2.3m
$2.0m
$1.5m
$847k
$306k
4th Qtr 05
1st Qtr 06
2nd Qtr 06
3rd Qtr 06
4th Qtr 06
Cash Used
G2 R&D

G2 Cash Spending as % of Total 48% 63% 41% 30% 17% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1-06 Q2-06 Q3-06 Q4-06 2007

2007 Cash Requirement Total $18.5 – 19.5 million Front Loaded Professional Fees – Calendar Year End Outside programmer expense in first half Excludes Cash Cost of Financing Resolution of Delphi

Aksys Financing Syndicate Funding of G2 Development and Regulatory Costs Expand Investor Base Initial Close in Q4 2006

The clinical outcome data included in this presentation is based on clinical studies and trials performed by Aksys or other third parties. Detailed information about these studies is available from the company upon request.

Questions & Answers www.aksys.com